PGIM ETF TRUST

PGIM Ultra Short Bond ETF

(the “Fund”)

Supplement dated December 10, 2024

to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of

Additional Information (SAI), as applicable, and retain it for future reference.

Effective immediately, Adam Kusen, CFA is added to the Fund’s portfolio management team.

To reflect this change, the Fund’s Summary Prospectus, Prospectus and SAI are hereby revised as follows effective immediately:

1.The tables in the section of the Fund’s Summary Prospectus and Prospectus entitled “Management of the Fund” are hereby revised by adding the information set forth below with respect to Mr. Kusen:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	PGIM Fixed	Adam Kusen,	Vice President and	December 2024
LLC	Income/PGIM	CFA	Portfolio Manager
Limited

2.The section of the Fund’s Prospectus entitled “How the Fund is Managed – Portfolio Managers” is hereby revised by adding the following professional biography for Mr. Kusen:

Adam J. Kusen, CFA, is a Vice President and portfolio manager on the Money Markets Team for PGIM Fixed Income, where he actively manages client portfolios trading cash and other short term fixed income products such as Commercial Paper, Certificates of Deposits, Governments, Agencies and short Investment Grade Corporates. Previously, Mr. Kusen was an Associate for the Portfolio Analysis Group, responsible for managing analysts supporting the Liquidity Relative Value and Global Bond portfolios. He was responsible for performing daily risk and portfolio management analysis, along with performance attribution for the team, with a focus on Liquidity Relative Value strategies. Mr. Kusen also supported Prudential’s General Account portfolios. Prior to joining the Firm in 2010, Mr. Kusen worked in Prudential’s Chief Investment Office and Corporate Finance department. He received a BA in Finance from Xavier University. Mr. Kusen holds the Chartered Financial Analyst (CFA) designation.

3.The table in the section of the Fund’s SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Information About Other Accounts Managed” is hereby revised by adding the following information pertaining to Mr. Kusen:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts/
	Managers	Investment	Investment	Total Assets
		Companies/Total	Vehicles/ Total
		Assets	Assets
PGIM Fixed	Adam	8/$30,988,043,086	1/$280,554,787	36/$3,780,591,631
Income/PGIM	Kusen,
Limited	CFA*

*Information is as of October 31, 2024.

5.The table in the section of the Fund’s SAI entitled “Management & Advisory Arrangements - The Fund’s Portfolio Managers: Personal Investments and Financial Interests” is hereby revised by adding the following information pertaining to Mr. Kusen:

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Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial
Interests in the Funds and Similar
Strategies
PGIM Fixed Income/PGIM Limited	Adam Kusen, CFA*	$10,001-50,000

The dollar range for Adam Kusen’s investment in the Fund as of October 31, 2024 is as follows: 10,001-50,000. *Information is as of October 31, 2024.

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